UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2016

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440

Honolulu, Hawaii 96801

(Address of principal executive office and zip code)

(808) 525-6611

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Alexander & Baldwin, Inc. issued a press release on October 27, 2016 announcing that it will host an Investor Day on Wednesday, November 2, 2016, from 11 a.m. to 3 p.m. Eastern Time at The Benjamin Hotel in New York City. The Investor Day will include a discussion about A&B’s strategic direction and will be webcast at www.alexanderbaldwin.com.  Materials for the Investor Day also will be made available at the Company’s website at 9 a.m. Eastern Time.

Statements in this Form 8-K and the attached exhibits that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. Factors that could cause actual results to differ materially from those contemplated in the statements include, without limitation, those described on pages 17-29 of the Form 10-K in the Company’s 2015 annual report. These forward-looking statements are not guarantees of future performance.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Alexander & Baldwin To Host Investor Day on November 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2016

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito
Paul K. Ito
Senior Vice President,
Chief Financial Officer and Treasurer